UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Quantum Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

This supplement to proxy statement, dated August 21, 2023, supplements the definitive proxy statement (the Proxy Statement) of Quantum Corporation (the Company) filed with the Securities and Exchange Commission (the SEC) on July 27, 2023, relating to the Company’s 2023 Annual Meeting of Shareholders (the Annual Meeting), scheduled to be held virtually on September 12, 2023, and is first being mailed to shareholders on or about August 22, 2023.

On August 21, 2023, the Company filed a Current Report on Form 8-K (the Current Report) with the SEC announcing the appointment by the Audit Committee of the Board of Directors of the Company of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024.

This supplement, dated August 21, 2023 (the Supplement) and amended proxy card are being filed with the SEC to add a new Proposal 6 for the shareholders to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for its fiscal year ending March 31, 2024 (Proposal 6).

Other than as indicated herein, no other changes have been made to the Proxy Statement or the proxy card as originally filed and mailed.

From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement, as amended and supplemented by this Supplement. This Supplement should be read in conjunction with the Proxy Statement and the other proxy materials previously distributed for the Annual Meeting.

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QUANTUM CORPORATION

224 Airport Parkway, Suite 550,

San Jose, California, 95110

SUPPLEMENT TO PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 12, 2023

This supplement, dated August 21, 2023, supplements the Proxy Statement of Quantum Corporation filed with the SEC on July 27, 2023, relating to our Annual Meeting, scheduled to be held virtually on September 12, 2023, and is first being mailed to shareholders on or about August 22, 2023. This Supplement, which adds to and amends the Proxy Statement, includes a new proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2024, and an amended proxy card.

New Proposal 6 – Ratification of Grant Thornton LLP as Independent Auditors

Proposal 6, which has been added to the agenda for the Annual Meeting, proposes the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2024.

Amended Proxy Card

The enclosed amended proxy card (the Amended Proxy Card) differs from the proxy card previously furnished to you with the Proxy Statement (the Original Proxy Card), as the Amended Proxy Card includes new Proposal 6 for the ratification of Grant Thornton LLP. If you have already voted, we encourage you to submit your vote on all six proposals by resubmitting the Amended Proxy Card by mail or by submitting a proxy by telephone or over the Internet by following the procedures on the Amended Proxy Card. If you vote by telephone or over the Internet, you do not need to return a proxy card by mail. However, if you return, or have already returned, an Original Proxy Card, then the votes indicated on such Original Proxy Card will remain valid for each of the proposals and director nominee elections other than Proposal 6 and will be voted at the Annual Meeting unless revoked.

PLEASE NOTE THAT THE SUBMISSION OF A NEW PROXY CARD WILL REVOKE ALL PRIOR PROXY CARDS SUBMITTED, SO IT IS IMPORTANT TO INDICATE YOUR VOTE FOR EACH PROPOSAL ON THE NEW PROXY CARD, INCLUDING THOSE INCLUDED ON THE ORIGINAL PROXY CARD.

Except as indicated herein, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement. THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT, WHICH CONTAINS IMPORTANT ADDITIONAL INFORMATION.

Capitalized terms used in this Supplement, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.

Important Updates

The following should be added as the sixth bullet point under “At the meeting, we will consider and vote on the following proposals:” and above “Other Matters Properly Raised” on page 4 of the Proxy Statement and the sixth bullet “Other Matters Properly Raised” should be renumbered as “7”.

●	6. Ratification of Grant Thornton LLP as Independent Auditors

The following should replace “Our Board of Directors (Board) recommends you vote ‘FOR’ each of the nominees in Proposal 1, ‘FOR’ Proposals 2, 3, and 4, and “ONE YEAR” for Proposal 5.” on page 4 of the Proxy Statement.

●	Our Board of Directors (Board) recommends you vote “FOR” each of the nominees in Proposal 1, “FOR” Proposals 2, 3, 4, and 6, and “ONE YEAR” for Proposal 5.

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The following should replace “The Annual Meeting proxy solicited by the Board grants the proxy holders discretionary authority to vote on any matters other than Proposals 1 – 5 that may be properly brought before the Annual Meeting.” on page 42 of the Proxy Statement.

●	The Annual Meeting proxy solicited by the Board grants the proxy holders discretionary authority to vote on any matters other than Proposals 1 through 6 that may be properly brought before the Annual Meeting.

The following should replace “Abstentions are counted for the purpose of determining the presence of a quorum.” on page 71 of the Proxy Statement.

●	Abstentions and broker-non-votes are counted for the purpose of determining the presence of a quorum.

The following paragraph should be added above the heading “Majority Voting Policy” on page 72 of the Proxy Statement.

●	Discretionary items are proposals considered “routine” under the rules of the NYSE, such as the ratification of the appointment of our independent auditors, and therefore, broker non-votes are not expected to exist with respect to this proposal. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained.

The following should be added as Proposal 6, which should be inserted before the heading “Other Proposals” on page 42 of the Proxy Statement.

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PROPOSAL 6: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Grant Thornton LLP as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending March 31, 2024. Armanino LLP served as our independent registered public accounting firm from January 2019 to July 2023.

At the Annual Meeting, we are asking our shareholders to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2024. Our Audit Committee is submitting the appointment of Grant Thornton LLP to our shareholders because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of Grant Thornton LLP, and even if our shareholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of our Company and our shareholders. Although ratification is not required by our Bylaws or otherwise, in the event Grant Thornton LLP’s selection is not ratified, the Audit Committee will reconsider its decision. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting, and they will have an opportunity to make a statement and are expected to be available to respond to appropriate questions from our shareholders.

Changes in Certifying Accountant

As previously disclosed on our Current Report on Form 8-K filed with the SEC on July 27, 2023, Armanino LLP (Armanino), our current independent public accountant, resigned effective as of the earlier of:

●	the date we engage a new independent registered public accounting firm; or
●	the filing of our Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2023, as a result of Armanino’s determination to cease providing certain services to public companies.

On August 18, 2023, our Audit Committee approved the appointment of Grant Thornton LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal ending March 31, 2024.

Armanino’s audit reports on our consolidated financial statements as of and for the fiscal years ended March 31, 2022 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended March 31, 2022 and 2023, there were no:

●	disagreements with Armanino on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Armanino’s satisfaction, would have caused Armanino to make reference to the subject matter thereof in connection with its reports for such periods; or
●	reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

Required Vote

Ratifying Grant Thornton LLP’s appointment requires the affirmative majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as a vote against Proposal 6.

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THE BOARD RECOMMENDS A VOTE

“FOR”

THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2024.

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Voting and Revocability of Proxies

Please vote as soon as possible using the Amended Proxy Card enclosed with this Supplement, which includes new Proposal 6 – Ratification of Grant Thornton LLP as Independent Auditors. If you already have voted, you are not required to vote again. If you would like to vote for the ratification of Grant Thornton LLP, however, you must vote again using the Amended Proxy Card.

If you return, or have already returned, an Original Proxy Card, then the votes indicated on such Original Proxy Card will remain valid for each of the proposals and director nominee elections other than Proposal 6 and will be voted at the Annual Meeting unless revoked. Please note that the submission of a new proxy card will revoke all prior proxy cards submitted, so it is important to indicate your vote for each proposal on any new proxy card, including those included on the Amended Proxy Card, the Original Proxy Card or any previously submitted proxy card.

If the Amended Proxy Card or Original Proxy Card is properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with your instructions indicated on the proxy card. If no instructions are given on how to vote your shares, your proxy will be voted in accordance with the Board’s recommendations on the proposals included on such proxy card.

You may revoke your proxy and change your vote at any time before your vote is due, including the final vote at the Annual Meeting if you have the right to vote at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke your proxy unless you vote at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

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Quantum Corporation Annual Meeting of Shareholders – September 12, 2023 at 10:30 a.m., Pacific Time This proxy is solicited by the Board of Directors The undersigned shareholder(s) of Quantum Corporation, a Delaware corporation, hereby appoint(s) James J. Lerner and Brian E. Cabrera, and each of them, as proxies, each with the power to appoint his substitute, on behalf and in the name of the undersigned, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Quantum Corporation that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:30 a.m., Pacific Time, on September 12, 2023 and any adjournment or postponement thereof. The Annual Meeting of Shareholders will be held virtually. In order to attend the meeting, you must register at www.viewproxy.com/QMCO/2023 by 11:59 p.m., Eastern Time on September 10, 2023. On the day of the Annual Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Where no direction is given, the shares represented by this proxy will be voted FOR each nominee in Proposal 1, FOR Proposals 2, 3, 4, and 6, and ONE YEAR for Proposal 5, in accordance with the Board of Directors’ recommendations. In their discretion, the proxies are authorized to vote upon and transact such other business as may properly come before the Annual Meeting and any adjournments and postponements thereof. Unless you specifically instruct otherwise, this proxy confers discretionary authority to cumulate votes for any or all of the nominees for election of directors except for nominees for whom you have voted "Against" or "Abstain", in accordance with the instruction of the Board of Directors. At the Annual Meeting, unless you specifically instruct otherwise, the Board of Directors will instruct the proxy holders to cast the votes as to which voting authority has been granted so as to provide for the election of the maximum number of the Company's director nominees, and will provide instructions as to the order of priority of our nominees in the event that fewer than all of our nominees are elected. If any nominee named on the reverse side for good cause will not serve or is unable to serve as a director, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the Board of Directors or an authorized committee thereof. Cumulative Voting Instructions (Mark the corresponding box on the reverse side): (If you noted cumulative voting instructions, please check the corresponding box on the reverse side.) PLEASE MARK, SIGN, AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
(Continued and to be marked, dated, and signed on the other side)
PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on September 12, 2023: The Notice, Proxy Statement, and Annual Report are available at www.viewproxy.com/QMCO/2023

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Please mark your votes like this The Board of Directors recommends that you vote FOR each nominee in Proposal 1, FOR Proposals 2, 3, 4, and 6, and ONE YEAR for Proposal 5: Proposal 1. Election of Directors NOMINEES: FOR AGAINST ABSTAIN (1) James J. Lerner ☐ ☐ ☐ (2) Marc E. Rothman ☐ ☐ ☐ (3) Yue Zhou (Emily) White ☐ ☐ ☐ (4) Christopher D. Neumeyer ☐ ☐ ☐ (5) Donald J. Jaworski ☐ ☐ ☐ (6) Hugues Meyrath ☐ ☐ ☐ Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐ CONTROL NUMBER Unless otherwise specified, this proxy authorizes the proxies named on the reverse side to cumulate votes that the undersigned is entitled to cast at the annual meeting in connection with the election of directors and allocate them among director nominees for which you do not vote "Against" or "Abstain." To provide specific directions with regard to cumulative voting, including to direct that the proxy holders cumulate votes with respect to a specific board nominee or nominees as explained in the proxy statement or to withhold authority to cumulate votes, mark the box to the right and write your instructions. If you wish to direct that the proxy holders cumulate votes with respect to a specific Board nominee or nominees, please indicate the name(s) and number of votes to be given to such Board nominee. You may not cumulate votes "Against" a nominee. ☐ Proposal 2. Approval to Adopt the 2023 Long Term Incentive Plan FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 3. Approval to Amend and Restate the Employee Stock Purchase Plan FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 4. Advisory Vote to Approve Executive Compensation FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 5. Advisory Vote on Frequency of Advisory Vote on Executive Compensation ONE YEAR ☐ TWO YEARS ☐ THREE YEARS ☐ ABSTAIN ☐ Proposal 6. Ratification of Appointment of Grant Thornton LLP as Independent Auditors FOR ☐ AGAINST ☐ ABSTAIN ☐ Note: Such other business that may properly come before the meeting. The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each nominee in Proposal 1, FOR Proposals 2, 3, 4, and 6, and ONE YEAR for Proposal 5. If any other matters properly come before the meeting or any adjournment thereof, the persons named in this proxy are authorized to vote in their discretion. Date Signature Signature (Joint Owners) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
DO NOT PRINT IN THIS AREA (Stockholder Name & Address Data)
PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.
CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone, or when voting during the Virtual Annual Meeting. INTERNET TELEPHONE MAIL Vote Your Proxy on the Internet: Go to www.AALvote.com/QMCONEW Vote Your Proxy by Phone: Call 1 (866) 804-9616 Vote Your Proxy by Mail: Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.

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